UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2011

Regal Entertainment Group

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 4, 2011, Regal Entertainment Group (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”).  The total number of shares of the Company’s Class A and Class B common stock voted in person or by proxy at the Meeting, voting as a single class, was 146,773,855.  The combined voting shares of the Company’s Class A and Class B common stock, voting as a single class, represent 94.96% of the 154,563,720 shares issued and outstanding and entitled to vote at the Meeting.  The Company’s Class A Common Stock is entitled to one vote per share, while the Company’s Class B common stock is entitled to ten votes per share.  The total number of votes represented by the Company’s Class A and Class B common stock voted in person or by proxy at the Meeting, voting as a single class, was 360,151,606.  The combined votes of the Company’s Class A and Class B common stock, voting as a single class, represent 97.88% of the 367,941,471 total votes outstanding and entitled to vote at the Meeting.  The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each matter is set out below.

Proposal 1                        Election of Class III Directors

The stockholders elected all three director nominees at the Meeting to serve as Class III directors until the Annual Meeting of Stockholders in 2014.  The voting results were as follows:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Stephen A. Kaplan	343,056,431	1,418,126	15,677,049
Jack Tyrell	343,061,938	1,412,619	15,677,049
Nestor R. Weigand, Jr.	343,052,022	1,422,535	15,677,049

Proposal 2                        Advisory Vote on the Compensation of Named Executive Officers

The stockholders approved the compensation of our Named Executive Officers.  The voting results were as follows:

Votes Cast For	Votes Cast Against	Votes Abstain	Broker Non-Votes
342,991,092	894,471	588,994	15,677,049

Proposal 3                        Advisory Vote on the Frequency of Future Stockholder Votes on Executive Compensation

The stockholders recommended that the Company hold future advisory votes on the compensation of our Named Executive Officers on an annual basis.  The voting results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
335,934,027	62,295	8,350,944	127,291	15,677,049

Proposal 4                        Ratification of the Selection of our Independent Registered Public Accounting Firm

The stockholders ratified the selection of KPMG LLP as the Company’s Independent Registered Public Accounting firm for the fiscal year ending December 29, 2011.  The voting results were as follows:

Votes Cast For	Votes Cast Against	Votes Abstain
360,011,718	106,965	32,923

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: May 10, 2011	By:	/s/ Peter B. Brandow
	Name:	Peter B. Brandow
	Title:	Executive Vice President, General Counsel & Secretary